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EXHIBIT (24) -- POWER OF ATTORNEY

The undersigned Directors and Officers of National City Corporation, a Delaware corporation (the "Corporation"), which anticipates filing a Form 10-K annual report pursuant to Section 12(g) of the Securities Exchange Act of 1934 for the Corporation's fiscal year ended December 31, 1993, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Thomas F. Harvey, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.


          EXECUTED this 20th day of December, 1993.



/s/Sandra H. Austin                            Director
- ------------------------------------
     Sandra H. Austin


/s/James M. Biggar                             Director
- ------------------------------------
     James M. Biggar


/s/Edward B. Brandon                           Chairman of the Board and Chief
- ------------------------------------           Executive  Officer (Principal
     Edward B. Brandon                         Executive Officer)


/s/John G. Breen                               Director
- ------------------------------------
     John G. Breen


                                               Director
- ------------------------------------
     Rodney F. Chase


/s/David A. Daberko                            Director, President and Chief
- ------------------------------------           Operating Officer
     David A. Daberko


/s/Richard E. Disbrow                          Director
- ------------------------------------
     Richard E. Disbrow




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/s/Daniel E. Evans                         Director
- -------------------------------------
     Daniel E. Evans


/s/Otto N. Frenzel III                     Director
- -------------------------------------
     Otto N. Frenzel III


/s/Joseph H. Lemieux                       Director
- -------------------------------------
     Joseph H. Lemieux


/s/A. Stevens Miles                        Director
- -------------------------------------
     A. Stevens Miles


/s/Adolph Posnick                          Director
- -------------------------------------
     Adolph Posnick


/s/Burnell R. Roberts                      Director
- -------------------------------------
     Burnell R. Roberts


/s/William R. Robertson                    Director and Deputy Chairman of
- -------------------------------------      the Board
     William R. Robertson


                                           Director
- -------------------------------------
     Stephen A. Stitle


/s/Morry Weiss                             Director
- -------------------------------------
     Morry Weiss





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